VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA E

File No. 811-09847, CIK 0001034623

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA E, a unit investment trust registered under the Act, recently mailed to its contract owners the Semi Annual report of the underlying funds of the following underlying management investment companies:

•	Transamerica Series Trust, filed its Semi Annual report with the Commission via EDGAR (CIK: 0000778207).

•	Fidelity Variable Insurance Products Fund filed its Semi Annual report with the Commission via EDGAR (CIK: 0000356494; 0000831016; 0000927384).

•	Janus Aspen Series filed its Semi Annual report with the Commission via EDGAR (CIK: 0000906185).

•	MFS® Variable Insurance Trust filed its Semi Annual report with the Commission via EDGAR (CIK: 0000918571).

•	Oppenheimer Variable Account Funds filed its Semi Annual report with the Commission via EDGAR (CIK: 0000752737).

•	Putnam Variable Trust filed its Semi Annual report with the Commission via EDGAR (CIK: 0000822671).

This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi-Annual Report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Transamerica Life Insurance Company